Supplement No. 2 Dated September 21, 1999
                                       to
           Statement of Additional Information dated November 1, 1998 for
                        STATE STREET RESEARCH ALPHA FUND
                                   A Series of
                       State Street Research Equity Trust


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS
-----------------------------------------------

         The fifth numbered nonfundamental policy under the caption "Additional Investment Policies and Restrictions" at page 4 of the Statement of Additional Information, which reads as follows, is hereby deleted in its entirety:

       "not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments."























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CONTROL NUMBER: (exp1199)SSR-LD                                     AL-974F-0999